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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K
                                 CURRENT REPORT

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     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of report (Date of earliest event reported): December 19, 2003

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                          FIRST SENTINEL BANCORP, INC.
             (Exact name of registrant as specified in its charter)


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           DELAWARE                 000-23809                    22-3566151
(STATE OR OTHER JURISDICTION OF    (COMMISSION                 (IRS EMPLOYER
INCORPORATION OR ORGANIZATION)     FILE NUMBER)              IDENTIFICATION NO.)


           1000 WOODBRIDGE CENTER DRIVE, WOODBRIDGE, NEW JERSEY 07095 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, INCLUDING ZIP CODE)

       Registrant's telephone number, including area code: (732) 726-9700



                                 NOT APPLICABLE
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)



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ITEMS 1 THROUGH 4, 6, 8, 9, 10, 11 AND 12.  NOT APPLICABLE.


ITEM 5.  OTHER EVENTS AND REQUIRED FD DISCLOSURE.

         (a)      EXECUTION OF MERGER AGREEMENT WITH PROVIDENT FINANCIAL
                  SERVICES, INC.

         On December 19, 2003, First Sentinel Bancorp, Inc. ("First Sentinel") and Provident Financial Services, Inc. ("Provident") entered into an Agreement and Plan of Merger (the "Merger Agreement"). Pursuant to the Merger Agreement, First Sentinel will merge with and into Provident, with Provident being the surviving corporation. In addition, under the terms of the Merger Agreement, The Provident Bank, a New Jersey chartered savings bank and a wholly-owned subsidiary of Provident, and First Savings Bank, a New Jersey chartered savings bank and a wholly-owned subsidiary of First Sentinel ("First Savings"), will enter into a Plan of Bank Merger, pursuant to which First Savings will merge with and into The Provident Bank, with The Provident Bank being the surviving bank. The joint press release issued by First Sentinel and Provident on December 22, 2003 announcing the execution of the Merger Agreement is attached hereto as
Exhibit 99.1 and is incorporated herein by reference.

         (b) EXPECTED RESTATEMENT OF FINANCIAL INFORMATION AND RELATED AMENDMENT TO DIRECTORS DEFERRED FEE PLAN

         On December 22, 2003, First Sentinel also issued a press release announcing that it will restate results for the nine months ended September 30, 2003, and the years ended December 31, 2002, 2001 and 2000 to conform its accounting for its Directors Deferred Fee Plan in accordance with Emerging Issues Task Force (EITF) Issue No. 97-14, ACCOUNTING FOR DEFERRED COMPENSATION ARRANGEMENTS WHERE AMOUNTS EARNED ARE HELD IN RABBI TRUST AND INVESTED. In accordance with EITF Issue No. 97-14, First Sentinel has determined that a deferred compensation obligation liability is required to be recognized for the fair value of the common stock held in the underlying rabbi trust, with changes in the fair value of the common stock being recorded as a periodic charge or credit to compensation cost. As a result, First Sentinel expects to restate results for the nine months ended September 30, 2003, and the years ended December 31, 2002, 2001 and 2000. In addition, the Plan has been amended as to its operation and structure and, in accordance with EITF Issue No. 97-14, First Sentinel expects that the deferred compensation obligation will be reclassified from liabilities to a component of stockholders' equity effective in the fourth quarter of 2003, with no further changes in the fair value of the common stock required to be recognized. A copy of the press release is attached hereto as
Exhibit 99.2 and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Not applicable.

         (b)      Not applicable.



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         (c)      Exhibits

                  The following Exhibits are filed as part of this Report:

                  Exhibit No.               Description
                  -----------               -----------

                  99.1 Joint Press Release, dated December 22, 2003, announcing the execution of an Agreement and Plan of Merger.

                  99.2 Press Release, dated December 22, 2003, announcing the expected restatement of previous financial information.





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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                      FIRST SENTINEL BANCORP, INC.


                                      By:  /s/ Christopher Martin
                                           -------------------------------------
                                           Christopher Martin
                                           President and Chief Executive Officer


Dated:  December 22, 2003



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                                 EXHIBIT INDEX

 EXHIBIT NUMBER         DESCRIPTION
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         99.1           Joint Press Release, dated December 22, 2003, announcing
                        the execution of a definitive Agreement and Plan of Merger.

         99.2 Press Release, dated December 22, 2003, announcing the expected restatement of the Company's previous financial information.






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